UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021

INVESTORS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36441	46-4702118
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 924-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ISBC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 28, 2021, Investors Bancorp, Inc., a Delaware corporation (“Investors”) announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Citizens Financial Group, Inc., a Delaware corporation (“Citizens”). The Merger Agreement provides that, on the terms and subject to the conditions set forth therein, Investors will merge with and into Citizens (the “Merger”), with Citizens as the surviving corporation in the Merger. Promptly following the Merger, Investors Bank, a New Jersey state-chartered bank and wholly-owned subsidiary of Investors, will merge with and into Citizens Bank, National Association, a national association (“CBNA”), with CBNA as the surviving bank (the “Bank Merger”). The Merger Agreement was unanimously approved and adopted by the board of directors of each of Investors and Citizens.

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value per share, of Investors (“Investors Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares of Investors Common Stock held by Citizens, Investors or dissenting stockholders, will be converted into the right to receive (i) 0.297 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Citizens (“Citizens Common Stock”) (such shares, the “Stock Consideration”) and (ii) $1.46 in cash (the “Per Share Cash Consideration” and together with the Stock Consideration, the “Merger Consideration”).

Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, (i) each option to purchase shares of Investors Common Stock under Investors’ 2015 Equity Incentive Plan and 2006 Equity Incentive Plan (the “Investors Stock Plans”) outstanding immediately prior to the Effective Time will be converted into an option to purchase a number of certain number of shares of Citizens Common Stock and (ii) each outstanding share of Investors Common Stock subject to a restricted stock award under the Investors Stock Plans will be converted into a certain number of restricted shares of Citizens Common Stock, in each case, adjusted to reflect the Merger Consideration.

The Merger Agreement contains customary representations and warranties made by each of Citizens and Investors, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time and (ii) use of its reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable to consummate the transactions contemplated by the Merger Agreement. The Merger Agreement also provides that Investors and its Board of Directors will, among other things, (i) call a meeting of its stockholders to adopt the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders adopt the Merger Agreement and (ii) comply with certain non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to certain conditions. The obligations of each of Citizens and Investors to effect the Merger is subject to the satisfaction or written waiver of the following conditions: (i) approval of the Merger Agreement and the Merger by the affirmative vote or requisite consent of a majority of the outstanding shares of Investors Common Stock, (ii) the absence of any governmental order or law restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Merger, (iii) effectiveness of the registration statement registering the shares of Citizens Common Stock to be issued pursuant to the Merger, (iv) receipt of certain regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency and (v) the authorization for listing on the New York Stock Exchange of the shares of Citizens Common Stock to be issued in the Merger. Each party’s obligation to effect the Merger is also subject to certain additional customary conditions, including (a) subject to certain materiality qualifiers, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, (c) the absence of any events or circumstances that has had or would reasonably be expected to have a material adverse effect on the other party and (d) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Citizens and Investors and further provides that Investors will be required to pay to Citizens a termination fee of $140,000,000 upon termination of the Merger Agreement under certain circumstances.

In connection with the consummation of the transactions contemplated by the Merger Agreement, Domenick Cama, President and Chief Operating Officer of Investors and Investors Bank, and Richard Spengler, Senior Executive Vice President and Chief Lending Officer of Investors and Investors Bank, are each entering into a new employment agreement with CBNA, to be effective as of the Effective Time. Subject to the effectiveness of, and the executive’s compliance with the terms of, the applicable employment agreement, Domenick Cama will serve as the Co-Head of Merger Integration and NYC Metro President for CBNA, and Richard Spengler will serve as Executive Vice President, Commercial Banking for CBNA.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Citizens or Investors, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Citizens, Investors their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Investors and a prospectus of Citizens, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that each of Citizens and Investors has made or will make with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the execution of the Merger Agreement, Investors entered into a three-year non-competition agreement with Kevin Cummings, Chairman and Chief Executive Officer of Investors and Investors Bank. Pursuant to the non-competition agreement Mr. Cummings will receive a $9,500,000 cash payment on or immediately prior to the closing date and he will be prohibited from competing with Investors within twenty-five (25) miles of any existing branch of Investors or any subsidiary of Investors or within twenty-five (25) miles of any office for which Investors Bank, Investors or a Bank subsidiary of Investors has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. The non-competition agreement will be binding upon and will inure to the benefit of the parties thereto and their respective heirs, successors and permitted assigns.

Additionally, Domenick Cama, President and Chief Operating Officer of Investors and Investors Bank, Richard Spengler, Senior Executive Vice President and Chief Lending Officer of Investors and Investors Bank, Paul Kalamaras, Senior Executive Vice President and Chief Risk Officer of Investors and Investors Bank, and Sean Burke, Executive Vice President and Chief Financial Officer of Investors and Investors Bank, will receive transaction bonuses of $1,500,000, $500,000, $1,000,000, and $1,000,000, respectively, subject to each individual’s continued employment with Investors through the closing of the Merger.

The foregoing summary of the non-competition agreement is qualified in its entirety by reference to the non-competition agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired. None.

(b)    Pro Forma Financial Information. None.

(c)    Shell Company Transactions. None.

(d)    Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated July 28, 2021, by and between Citizens Financial Group, Inc. and Investors Bancorp, Inc.*

10.1	Non-Competition and Non-Solicitation Agreement, dated July 28, 2021, by and between Investors Bancorp, Inc. and Kevin Cummings

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

Cautionary Statement About Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed herewith include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Citizens and Investors. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Citizens’ and Investors’ current expectations and assumptions regarding Citizens’ and Investors’ businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Citizens’ and/or Investors’ future financial results and performance and could cause the actual results, performance or achievements of Citizens and/or Investors to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Citizens and Investors do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Citizens and Investors, (4) the risk that the integration of Citizens’ and Investors’ operations will be materially delayed or will be more costly or difficult than expected or that Citizens and Investors are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of Investors, (6) the outcome of any legal proceedings that may be instituted against Citizens and/or Investors, (7) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Citizens’ and/or Investors’ customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Citizens’ issuance of additional shares of its capital stock in connection with the proposed transaction, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of Investors and/or Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (15) the impact of the ongoing global COVID-19 pandemic on Citizens’ and/or Investors’ businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of Citizens and Investors disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this communication to reflect future events or developments. Further information regarding Citizens, Investors and factors which could affect the forward-looking statements contained herein can be found in Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission (the “SEC”), and in Investors’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC.

Additional Information and Where to Find It

In connection with the proposed transaction, Citizens will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Investors that will be sent to Investors’ stockholders seeking certain approvals related to the proposed transaction, and a prospectus of Citizens.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF INVESTORS AND CITIZENS AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INVESTORS, CITIZENS AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the proxy statement and prospectus contained therein, as well as other relevant documents filed with the SEC containing information about Investors and Citizens, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Citizens will be made available free of charge in the “SEC Filings” section of will’s website, https://investor.citizensbank.com/about-us/investor-relations/financial-information/sec-filings.aspx. Copies of documents filed with the SEC by Investors will be made available free of charge in the “Investor Relations” section of Investors’ website, https://www.myinvestorsbank.com/Investor-Relations, under the heading “SEC Filings.”

Participants in Solicitation

Investors and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Citizens and its directors and officers are not a participant in such solicitation of proxies. Information regarding Investors’ directors and executive officers is available in its proxy statement, which was filed with the SEC on April 15, 2021, and certain other documents filed by Investors with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed by Investors, the prospectus to be filed by Citizens and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: July 30, 2021	By:	/s/ Brian Doran
Brian Doran
Executive Vice President and General Counsel